                                                                    EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER

     Pursuant  to  Section  906 of the  Sarbanes-Oxley  Act of 2002  (18  U.S.C.
     ss.1350)

     Pursuant  to  Section  906 of the  Sarbanes-Oxley  Act of 2002  (18  U.S.C.
     ss.1350), the undersigned,  Linda J. Haines, Principal Financial Manager of
     Nutrition  Management  Services  Company,  a Pennsylvania  corporation (the
     "Company"), does hereby certify, to her knowledge, that:

     The Quarterly  Report on Form 10-Q for the quarter ended  December 31, 2004 of the Company (the  "Report")  fully  complies  with the  requirements  of section 13 (a) or 15 (d) of the  Securities  Exchange Act of 1934,  and the
     information  contained  in the  Report  fairly  presents,  in all  material respects, the financial condition and results of operations of the Company.

                                            /s/ Linda J. Haines
                                            --------------------------------
                                            Linda J. Haines
                                            Principal Financial Manager

     February 17, 2005